Exhibit 10.5

AMENDED AND RESTATED SECURITY AGREEMENT

THIS AMENDED AND RESTATED SECURITY AGREEMENT, dated as of February 24, 2010 (this “Agreement”), among Net Talk.com, Inc., a Florida corporation (the “Debtor”), and Vicis Capital Master Fund, a sub-trust of Vicis Capital Series Master Trust, a unit trust organized and existing under the laws of the Cayman Islands and the holder of the Debtor’s securities listed on Schedule H hereto (the “Securities”), and its endorsees, transferees and assigns (collectively referred to as the “Secured Party”).

WITNESSETH:

WHEREAS, Debtor and Vicis Capital Master Fund wish to amend and restate that certain Security Agreement dated as of September 10, 2008 between Debtor and Vicis Capital Master Fund, as the assign of Debt Opportunity Fund LLLP (the “September Security Agreement”) and amend and restate that certain Security Agreement dated as of January 30, 2009, as amended on February 6, 2009, as further amended on July 20, 2009, as further amended on September 25, 2009 between Debtor and Vicis Capital Master Fund, as the assign of Debt Opportunity Fund LLLP (the “January Security Agreement”); and

WHEREAS, Debtor and Vicis Capital Master Fund have entered into a Securities Purchase Agreement dated of even date herewith (the “Purchase Agreement”), pursuant to which Debtor and Vicis Capital Master Fund agreed that all of the obligations of Debtor under the Purchase Agreement and the Securities shall be secured by a lien on all the personal property and assets of the Debtor now existing or hereinafter acquired; and

WHEREAS, Debtor wishes to grant the Secured Party a perfected security interest in certain property of the Debtor.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.        Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Capitalized terms used but not defined herein, shall have their respective meanings ascribed to them in the Purchase Agreement.  Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as “account”, “chattel paper”, “commercial tort claim”, “deposit account”, “document”, “equipment”, “fixtures”, “general intangibles”, “goods”, “instruments”, “inventory”, “investment property”, “letter of-credit rights”, “proceeds” and “supporting obligations”) shall have the respective meanings given such terms in Article 9 of the UCC.

(a)        “Collateral” means the collateral in which the Secured Party is granted a security interest by this Agreement and which shall include the following personal property of the Debtor, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith, and all dividends, interest, cash, notes, securities, equity interest or other property at any time and from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Securities (as defined below):

(i) All goods, including, without limitations, (A) all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with the Debtor’s businesses and all improvements thereto; and (B) all inventory;

(ii) All contract rights and other general intangibles, including, without limitation, all partnership interests, membership interests, stock or other securities, rights under any of the Organizational Documents, agreements related to the Pledged Securities, licenses, distribution and other agreements, computer software (whether “off-the-shelf”, licensed from any third party or developed by the Debtor), computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, copyrights, and income tax refunds;

(iii) All accounts, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each account, including any right of stoppage in transit;

(iv) All documents, letter-of-credit rights, instruments and chattel paper;

(v) All commercial tort claims;

(vi) All deposit accounts and all cash (whether or not deposited in such deposit accounts);

(vii) All investment property;

(viii) All supporting obligations; and

(ix) All files, records, books of account, business papers, and computer programs; and

(x) the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(ix) above.

Without limiting the generality of the foregoing, the Collateral shall include all investment property and general intangibles respecting ownership and/or other equity interests in the Debtor, including, without limitation, the shares of capital stock and the other equity interests listed on Schedule G hereto (as the same may be modified from time to time pursuant to the terms hereof), and any other shares of capital stock and/or other equity interests of any other direct or indirect subsidiary of the Debtor obtained in the future, and, in each case, all certificates representing such shares and/or equity interests and, in each case, all rights, options, warrants, stock, other securities and/or equity interests that may hereafter be received, receivable or distributed in respect of, or exchanged for, any of the foregoing (all of the foregoing being referred to herein as the “Pledged Securities”) and all rights arising under or in connection with the Pledged Securities, including, but not limited to, all dividends, interest and cash. Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the UCC or other similar applicable law); provided, however, that to the extent permitted by applicable law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid security interest in the proceeds of such asset.

(b)       “Debentures” means the Debtor’s (i) 12% Senior Secured Convertible Debenture due June 30, 2011; (ii) 12% Senior Secured Convertible Debenture due July 20, 2011; and (iii) 12% Senior Secured Convertible Debenture due September 15, 2011.

(c)       “Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, (ii) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, (iv) all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof, (v) all rights to obtain any reissues, renewals or extensions of the foregoing, (vi) all licenses for any of the foregoing, and (vii) all causes of action for infringement of the foregoing.

(d) “Necessary Endorsement” shall mean undated stock powers endorsed in blank or other proper instruments of assignment duly executed and such other instruments or documents as the Secured Party may reasonably request.

(e) “Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of the Debtor to the Secured Party, including, without limitation, all obligations under this Agreement, the Purchase Agreement, the Securities, and the Transaction Documents and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation payments, when due, of: (i) principal and interest on the Debentures and the loans extended pursuant thereto; (ii) principal and dividends payable on the shares of Series A Preferred Stock held by the Secured Party and the amounts extended pursuant thereto; (iii) any and all other fees, indemnities, costs, obligations and liabilities of the Debtor from time to time under or in connection with this Agreement, the Purchase Agreement, the Securities, and the Transaction Documents and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iv) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Debtor.

(f) “Organizational Documents” means with respect to the Debtor, the documents by which the Debtor was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of the Debtor (such as bylaws, a partnership agreement or an operating, limited liability or members agreement).

(g) “Series A Preferred Stock” means the Company’s Series A Convertible Preferred Stock, par value $.001 per share.

(h) “UCC” means the Uniform Commercial Code of the State of New York and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time. It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term “Collateral” will be construed in its broadest sense. Accordingly if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

2.        Grant of Security Interest. As an inducement for the Secured Party to extend the loans as evidenced by the Debentures, to enter into the Purchase Agreement and purchase shares of Series A Preferred Stock and the other Securities identified therein, and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Debtor hereby unconditionally and irrevocably pledges, grants and hypothecates to the Secured Party a continuing and perfected security interest in and to, a lien upon and a right of set-off against all of their respective right, title and interest of whatsoever kind and nature in and to, the Collateral (the “Security Interest”).

3.        Delivery of Certain Collateral. Contemporaneously or prior to the execution of this Agreement, the Debtor shall deliver or cause to be delivered to the Secured Party (a) any and all certificates and other instruments representing or evidencing the Pledged Securities, and (b) any and all certificates and other instruments or documents representing any of the other Collateral, in each case, together with all necessary endorsements. The Debtor is, contemporaneously with the execution hereof, delivering to the Secured Party, or has previously delivered to the Secured Party, a true and correct copy of each Organizational Document governing any of the Pledged Securities.

4.        Representations, Warranties, Covenants and Agreements of the Debtor. The Debtor represents and warrants to, and covenants and agrees with, the Secured Party as follows:

(a) The Debtor has the requisite corporate, partnership, limited liability company or other power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by the Debtor of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of the Debtor and no further action is required by the Debtor. This Agreement has been duly executed by the Debtor. This Agreement constitutes the legal, valid and binding obligation of the Debtor, enforceable against the Debtor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity.

(b) The Debtor has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule A attached hereto. Except as specifically set forth on Schedule A, the Debtor is the record owner of the real property where such Collateral is located, and there exist no mortgages or other liens on any such real property except for Permitted Liens. Except as disclosed on Schedule A, none of such Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor.

(c) Except for Permitted Liens and except as set forth on Schedule B attached hereto, the Debtor is the sole owner of the Collateral (except for non-exclusive licenses granted by the Debtor in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the Security Interest. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that will be filed in favor of the Secured Party pursuant to this Agreement) covering or affecting any of the Collateral. So long as this Agreement shall be in effect, the Debtor shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Party pursuant to the terms of this Agreement).

(d) No written claim has been received that any Collateral or Debtor’s use of any Collateral violates the rights of any third party. There has been no adverse decision to the Debtor’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Debtor’s right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Debtor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(e) The Debtor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Party at least thirty (30) days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Party a valid, perfected and continuing perfected first priority lien in the Collateral.

(f) This Agreement creates in favor of the Secured Party a valid security interest in the Collateral, subject only to Permitted Liens securing the payment and performance of the Obligations. Upon making the filings described in the immediately following paragraph, all security interests created hereunder in any Collateral which may be perfected by filing Uniform Commercial Code financing statements shall have been duly perfected. Except for the filing of the Uniform Commercial Code financing statements referred to in the immediately following paragraph, the recordation of the Intellectual Property Security Agreement (as defined below) with respect to copyrights and copyright applications in the United States Copyright Office referred to in paragraph (m), the execution and delivery of deposit account control agreements referred to in paragraph (dd) satisfying the requirements of Section 9-104(a)(2) of the UCC with respect to each deposit account of the Debtor, and the delivery of the certificates and other instruments provided in Section 3, no action is necessary to create, perfect or protect the security interests created hereunder. Without limiting the generality of the foregoing, except for the filing of said financing statements, the recordation of said Intellectual Property Security Agreement, and the execution and delivery of said deposit account control agreements, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the execution, delivery and performance of this Agreement, (ii) the creation or perfection of the Security Interest created hereunder in the Collateral or (iii) the enforcement of the rights of the Secured Party hereunder.

(g) The Debtor hereby authorizes the Secured Party to file one or more financing statements under the UCC, with respect to the Security Interest with the proper filing and recording agencies in any jurisdiction deemed proper by them.

(h) The execution, delivery and performance of this Agreement by the Debtor does not (i) violate any of the provisions of any Organizational Documents of the Debtor or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to the Debtor or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing the Debtor’s debt or otherwise) or other understanding to which the Debtor is a party or by which any property or asset of the Debtor is bound or affected. No consent (including, without limitation, from stockholders or creditors of the Debtor) is required for the Debtor to enter into and perform its obligations hereunder.

(i) The capital stock and other equity interests listed on Schedule G hereto represent all of the capital stock and other equity interests of the Debtor, and represent all capital stock and other equity interests owned, directly or indirectly, by the Debtor. All of the Pledged Securities are validly issued, fully paid and nonassessable, and the Debtor is the legal and beneficial owner of the Pledged Securities, free and clear of any lien, security interest or other encumbrance except for the security interests created by this Agreement and other Permitted Liens.

 (j) The ownership and other equity interests in partnerships and limited liability companies (if any) included in the Collateral by their express terms do not provide that they are securities governed by Article 8 of the UCC and are not held in a securities account or by any financial intermediary.

(k) The Debtor shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Secured Party until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 11 hereof. The Debtor hereby agrees to defend the same against the claims of any and all persons and entities. The Debtor shall safeguard and protect all Collateral for the account of the Secured Party. At the request of the Secured Party, the Debtor will sign and deliver to the Secured Party at any time or from time to time one or more financing statements pursuant to the UCC in form reasonably satisfactory to the Secured Party and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Party to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Debtor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Debtor shall obtain and furnish to the Secured Party from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

(l) Subject to Permitted Liens, the Debtor will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral (except for non-exclusive licenses granted by a Debtor in its ordinary course of business and sales of inventory by a Debtor in its ordinary course of business) without the prior written consent of the Secured Party.

(m) The Debtor shall keep and preserve its equipment, inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

(n) The Debtor shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof. The Debtor shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to the Secured Party that (a) the Secured Party will be named as lender loss payee and additional insured under each such insurance policy; (b) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify the Secured Party and such cancellation or change shall not be effective as to the Secured Party for at least thirty (30) days after receipt by the Secured Party of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (c) the Secured Party will have the right (but no obligation) at its election to remedy any default in the payment of premiums within thirty (30) days of notice from the insurer of such default. If no Event of Default exists and if the proceeds arising out of any claim or series of related claims do not exceed $100,000, loss payments in each instance will be applied by the Debtor to the repair and/or replacement of property with respect to which the loss was incurred to the extent reasonably feasible, and any loss payments or the balance thereof remaining, to the extent not so applied, shall be payable to the Debtor, provided, however, that payments received by the Debtor after an Event of Default occurs and is continuing or in excess of $100,000 for any occurrence or series of related occurrences shall be paid to the Secured Party and, if received by the Debtor, shall be held in trust for and immediately paid over to the Secured Party unless otherwise directed in writing by the Secured Party. Copies of such policies or the related certificates, in each case, naming the Secured Party as lender loss payee and additional insured shall be delivered to the Secured Party at least annually and at the time any new policy of insurance is issued.

(o) The Debtor shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Party promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Party’s security interest therein.

(p) The Debtor shall promptly execute and deliver to the Secured Party such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured Party may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce its security interest in the Collateral including, without limitation, if applicable, the execution and delivery of a separate security agreement with respect to the Debtor’s Intellectual Property (“Intellectual Property Security Agreement”) in which the Secured Party have been granted a security interest hereunder, substantially in a form acceptable to the Secured Party, which Intellectual Property Security Agreement, other than as stated therein, shall be subject to all of the terms and conditions hereof.

(q) The Debtor shall permit the Secured Party and its representatives and agents to inspect, upon reasonable advanced notice, the Collateral at any time, and to make copies of records pertaining to the Collateral as may be requested by a Secured Party from time to time.

(r) The Debtor shall take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

(s) The Debtor shall promptly notify the Secured Party in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Debtor that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Party hereunder.

(t) All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of the Debtor with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

(u) The Debtor shall at all times preserve and keep in full force and effect their respective valid existence and good standing and any rights and franchises material to its business.

(v) The Debtor will not change its name, type of organization, jurisdiction of organization, organizational identification number (if it has one), legal or corporate structure, or identity, or add any new fictitious name unless it provides at least 30 days prior written notice to the Secured Party of such change and, at the time of such written notification, the Debtor provides any financing statements or fixture filings necessary to perfect and continue perfected the perfected security interest granted and evidenced by this Agreement.

(w) The Debtor may not consign any of its Inventory or sell any of its Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale without the consent of the Secured Party which shall not be unreasonably withheld, except to the extent such consignment or sale does not exceed 15% of the total value of all of the Debtor’s finished goods in Inventory.

(x) The Debtor may not relocate its chief executive office to a new location without providing 30 days prior written notification thereof to the Secured Party and so long as, at the time of such written notification, the Debtor provides any financing statements or fixture filings necessary to perfect and continue perfected the perfected security Interest granted and evidenced by this Agreement.

(y) The Debtor was organized and remains organized solely under the laws of the state set forth next to the Debtor’s name in the first paragraph of this Agreement. Schedule D attached hereto sets forth the Debtor’s organizational identification number or, if the Debtor does not have one, states that one does not exist.

(z)       (i) The actual name of the Debtor is the name set forth in the preamble above; (ii) the Debtor does not have any trade names except as set forth on Schedule E attached hereto; (iii) The Debtor has not used any name other than that stated in the preamble hereto or as set forth on Schedule E for the preceding five years; and (iv) no entity has merged into the Debtor or been acquired by the Debtor within the past five years except as set forth on Schedule E.

(aa) At any time and from time to time that any Collateral consists of instruments, certificated securities or other items that require or permit possession by the secured party to perfect the security interest created hereby, the Debtor shall deliver such Collateral to the Secured Party.

(bb) The Debtor shall vote the Pledged Securities to comply with the covenants and agreements set forth herein, in the Purchase Agreement and in the Debentures.

(cc) The Debtor shall register the pledge of the applicable Pledged Securities on the books of the Debtor. The Debtor shall notify each issuer of Pledged Securities to register the pledge of the applicable Pledged Securities in the name of the Secured Party on the books of such issuer. Further, except with respect to certificated securities delivered to the Secured Party, the Debtor shall deliver to the Secured Party an acknowledgement of pledge (which, where appropriate, shall comply with the requirements of the relevant UCC with respect to perfection by registration) signed by the issuer of the applicable Pledged Securities, which acknowledgement shall confirm that: (a) it has registered the pledge on its books and records; and (b) at any time directed by the Secured Party during the continuation of an Event of Default, such issuer will transfer the record ownership of such Pledged Securities into the name of any designee of Secured Party, will take such steps as may be necessary to effect the transfer, and will comply with all other instructions of Secured Party regarding such Pledged Securities without the further consent of the Debtor.

(dd) In the event that, upon an occurrence of an Event of Default, Secured Party shall sell all or any of the Pledged Securities to another party or parties (herein called the “Transferee”) or shall purchase or retain all or any of the Pledged Securities, the Debtor shall, to the extent applicable: (i) deliver to the Secured Party or the Transferee, as the case may be, the articles of incorporation, bylaws, minute books, stock certificate books, corporate seals, deeds, leases, indentures, agreements, evidences of indebtedness, books of account, financial records and all other Organizational Documents and records of the Debtor and its direct and indirect subsidiaries; (ii) use its best efforts to obtain resignations of the persons then serving as officers and directors of the Debtor and its direct and indirect subsidiaries, if so requested; and (iii) use its reasonable best efforts to obtain any approvals that are required by any governmental or regulatory body in order to permit the sale of the Pledged Securities to the Transferee or the purchase or retention of the Pledged Securities by the Secured Party and allow the Transferee or Secured Party to continue the business of the Debtor and its direct and indirect subsidiaries.

(ee) The Debtor will from time to time promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce their rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

(ff) Schedule F attached hereto lists all of the patents, patent applications, trademarks, trademark applications, registered copyrights, and domain names owned by the Debtor as of the date hereof. Schedule F lists all material licenses in favor of the Debtor for the use of any patents, trademarks, copyrights and domain names as of the date hereof. All material patents and trademarks of the Debtor have been duly recorded (or applications for such patents and trademarks are currently pending) at the United States Patent and Trademark Office and all material copyrights of the Debtor have been duly recorded (or applications for such copyrights is currently pending) at the United States Copyright Office.

(gg) None of the account debtors or other persons or entities obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or any similar federal, state or local statute or rule in respect of such Collateral.

5.        Effect of Pledge on Certain Rights. If any of the Collateral subject to this Agreement consists of nonvoting equity or ownership interests (regardless of class, designation, preference or rights) that may be converted into voting equity or ownership interests upon the occurrence of certain events (including, without limitation, upon the transfer of all or any of the other stock or assets of the issuer), it is agreed that the pledge of such equity or ownership interests pursuant to this Agreement or the enforcement of any of Secured Party’s rights hereunder shall not be deemed to be the type of event which would trigger such conversion rights notwithstanding any provisions in the Organizational Documents or agreements to which the Debtor is subject or to which the Debtor is party.

6.        Defaults. The following events shall be “Events of Default”:

(a) The occurrence of an Event of Default set forth in any of the Debentures or the Purchase Agreement;

(b) Any representation or warranty of the Debtor in this Agreement shall prove to have been incorrect in any material respect when made;

(c) The failure by the Debtor to observe or perform any of its obligations hereunder for five (5) days after delivery to the Debtor of notice of such failure by or on behalf of a Secured Party unless such default is capable of cure but cannot be cured within such time frame and the Debtor is using best efforts to cure same in a timely fashion; or

(d) If any material provision of this Agreement shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by the Debtor, or a proceeding shall be commenced by the Debtor, or by any governmental authority having jurisdiction over the Debtor, seeking to establish the invalidity or unenforceability thereof, or the Debtor shall deny that the Debtor has any liability or obligation purported to be created under this Agreement.

7.         Duty To Hold In Trust.

(a) Upon the occurrence of any Event of Default and during the continuation of such Event of Default, the Debtor shall, upon receipt of any revenue, income, dividend, interest or other sums subject to the Security Interest, whether payable pursuant to any of the Securities or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Party.

(b) If the Debtor shall become entitled to receive or shall receive any securities or other property (including, without limitation, shares of Pledged Securities or instruments representing Pledged Securities acquired after the date hereof, or any options, warrants, rights or other similar property or certificates representing a dividend, or any distribution in connection with any recapitalization, reclassification or increase or reduction of capital, or issued in connection with any reorganization of the Debtor or any of its direct or indirect subsidiaries) in respect of the Pledged Securities (whether as an addition to, in substitution of, or in exchange for, such Pledged Securities or otherwise), the Debtor agrees to (i) accept the same as the agent of the Secured Party; (ii) hold the same in trust on behalf of and for the benefit of the Secured Party; and (iii) to deliver any and all certificates or instruments evidencing the same to the Secured Party on or before the close of business on the fifth business day following the receipt thereof by the Debtor, in the exact form received together with the necessary endorsements, to be held by the Secured Party subject to the terms of this Agreement as Collateral.

8.        Rights and Remedies Upon Default.

 (a) Upon the occurrence of any Event of Default and during the continuation of such Event of Default, the Secured Party, acting through any agent appointed for such purpose, shall have the right to exercise all of the remedies conferred hereunder, under the Purchase Agreement, the Debentures and the other Transaction Documents, and the Secured Party shall have all the rights and remedies of a secured party under the UCC. Without limitation, the Secured Party shall have the following rights and powers:

(i) The Secured Party shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises of the Debtor where the Collateral, or any part thereof, is or may be placed and remove the same, and the Debtor shall assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the Debtor’s premises or elsewhere, and make available to the Secured Party, without rent, all of the Debtor’s respective premises and facilities for the purpose of the Secured Party taking possession of, removing or putting the Collateral in saleable or disposable form.

(ii) Upon notice to the Debtor by the Secured Party, all rights of the Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise and all rights of the Debtor to receive the dividends and interest which it would otherwise be authorized to receive and retain, shall cease. Upon such notice, Secured Party shall have the right to receive any interest, cash dividends or other payments on the Collateral and, at the option of Secured Party, to exercise in such Secured Party’s discretion all voting rights pertaining thereto. Without limiting the generality of the foregoing, Secured Party shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as if they were the sole and absolute owners thereof, including, without limitation, to vote and/or to exchange, at its sole discretion, any or all of the Collateral in connection with a merger, reorganization, consolidation, recapitalization or other readjustment concerning or involving the Collateral or the Debtor or any of its direct or indirect subsidiaries.

(iii) The Secured Party shall have the right to operate the business of the Debtor using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Party may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Debtor or right of redemption of a Debtor, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Secured Party may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Debtor, which are hereby waived and released.

(iv) The Secured Party shall have the right (but not the obligation) to notify any account debtors and any obligors under instruments or accounts to make payments directly to the Secured Party and to enforce the Debtor’s rights against such account debtors and obligors.

(v) The Secured Party may (but are not obligated to) direct any financial intermediary or any other person or entity holding any investment property to transfer the same to the Secured Party or their designee.

(vi) The Secured Party may (but are not obligated to) transfer any or all Intellectual Property registered in the name of the Debtor at the United States Patent and Trademark Office and/or Copyright Office into the name of the Secured Party or any designee or any purchaser of any Collateral.

(b) The Secured Party may comply with any applicable law in connection with a disposition of Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The Secured Party may sell the Collateral without giving any warranties and may specifically disclaim such warranties. If the Secured Party sells any of the Collateral on credit, the Debtor will only be credited with payments actually made by the purchaser. In addition, the Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party’s rights and remedies hereunder, including, without limitation, their right following an Event of Default to take immediate possession of the Collateral and to exercise their rights and remedies with respect thereto.

(c) For the purpose of enabling the Secured Party to further exercise rights and remedies under this Section 8 or elsewhere provided by agreement or applicable law, the Debtor hereby grants to the Secured Party, for the benefit of the Secured Party, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Debtor) to use, license or sublicense following, and during the continuation of, an Event of Default, any Intellectual Property now owned or hereafter acquired by the Debtor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

9.        Applications of Proceeds. The proceeds of any such sale, lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys’ fees and expenses incurred by the Secured Party in enforcing their rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Party shall pay to the Debtor any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party is legally entitled, the Debtor will be liable for the deficiency, together with interest thereon, at the rate of 10% per annum or the lesser amount permitted by applicable law (the “Default Rate”), and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. To the extent permitted by applicable law, the Debtor waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral, unless due solely to the gross negligence or willful misconduct of the Secured Party as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction.

10. Securities Law Provision. The Debtor recognizes that Secured Party may be limited in its ability to effect a sale to the public of all or part of the Pledged Securities by reason of certain prohibitions in the Securities Act of 1933, as amended, or other federal or state securities laws (collectively, the “Securities Laws”), and may be compelled to resort to one or more sales to a restricted group of purchasers who may be required to agree to acquire the Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. The Debtor agrees that sales so made may be at prices and on terms less favorable than if the Pledged Securities were sold to the public, and that Secured Party has no obligation to delay the sale of any Pledged Securities for the period of time necessary to register the Pledged Securities for sale to the public under the Securities Laws. The Debtor shall cooperate with Secured Party in its attempt to satisfy any requirements under the Securities Laws (including, without limitation, registration thereunder if requested by the Secured Party) applicable to the sale of the Pledged Securities by the Secured Party.

11.       Costs and Expenses. The Debtor agrees to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Party. The Debtor shall also pay all other claims and charges which in the reasonable opinion of the Secured Party might materially prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. The Debtor will also, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Party under the Securities. Until so paid, any fees payable hereunder shall be added to the principal amount of the Debentures and shall bear interest at the Default Rate.

12.       Responsibility for Collateral.          The Debtor assumes all liabilities and responsibility in connection with all Collateral, and the Obligations shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason. Without limiting the generality of the foregoing, (a) the Secured Party (i) has any duty (either before or after an Event of Default) to collect any amounts in respect of the Collateral or to preserve any rights relating to the Collateral, or (ii) has any obligation to clean-up or otherwise prepare the Collateral for sale, and (b) the Debtor shall remain obligated and liable under each contract or agreement included in the Collateral to be observed or performed by the Debtor thereunder. The Secured Party shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times.

13.       Security Interest Absolute. All rights of the Secured Party and all obligations of the Debtor hereunder, shall be absolute and unconditional, irrespective of:

(a) any lack of validity or enforceability of this Agreement, the Purchase Agreement, the Debentures or any agreement entered into in connection with the foregoing, or any portion hereof or thereof;

(b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Securities or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Secured Party to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to a Debtor, or a discharge of all or any part of the Security Interest granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Party shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. The Debtor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Party, then, in any such event, the Debtor’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof The Debtor waives all right to require the Secured Party to proceed against any other person or entity or to apply any Collateral which the Secured Party may hold at any time, or to marshal assets, or to pursue any other remedy. The Debtor waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

14.       Term of Agreement. This Agreement and the Security Interest shall terminate on the date on which all payments under the Debentures have been indefeasibly paid in full, the Secured Party cease to hold any Securities, and all other Obligations have been paid or discharged; provided, however, that all indemnities of the Debtor contained in this Agreement shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

15.       Power of Attorney; Further Assurances.

(a) The Debtor authorizes the Secured Party, and does hereby make, constitute and appoint the Secured Party and its officers, agents, successors or assigns with full power of substitution, as the Debtor’s true and lawful attorney-in-fact, with power, in the name of the various Secured Party or the Debtor, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any note, checks, drafts, money orders or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; (ii) to sign and endorse any financing statement pursuant to the UCC or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (v) to transfer any Intellectual Property or provide licenses respecting any Intellectual Property; and (vi) generally, at the option of the Secured Party, and at the expense of the Debtor, at any time, or from time to time, to execute and deliver any and all documents and instruments and to do all acts and things which the Secured Party deems necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement, the Purchase Agreement and the Debentures all as fully and effectually as the Debtor might or could do; and the Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding. The designation set forth herein shall be deemed to amend and supersede any inconsistent provision in the Organizational Documents or other documents or agreements to which the Debtor is subject or to which the Debtor is a party. Without limiting the generality of the foregoing, after the occurrence and during the continuance of an Event of Default, each Secured Party is specifically authorized to execute and file any applications for or instruments of transfer and assignment of any patents, trademarks, copyrights or other Intellectual Property with the United States Patent and Trademark Office and the United States Copyright Office.

(b) On a continuing basis, the Debtor will make, execute, acknowledge, deliver, file and record, as the case may be, with the proper filing and recording agencies in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule C attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Party, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Party the grant or perfection of a perfected security interest in all the Collateral under the UCC.

(c) The Debtor hereby irrevocably appoints the Secured Party as the Debtor’s attorney-in-fact, with full authority in the place and instead of the Debtor and in the name of the Debtor, from time to time in the Secured Party’s discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Debtor where permitted by law, which financing statements may (but need not) describe the Collateral as “all assets” or “all personal property” or words of like import, and ratifies all such actions taken by the Secured Party. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

16.       Notices. All notices, requests, demands and other communications hereunder shall be subject to the notice provision of the Purchase Agreement.

17.       Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Party shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party’s rights and remedies hereunder.

18.       Miscellaneous.

(a)       No course of dealing between the Debtor and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under the Securities shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b)       All of the rights and remedies of the Secured Party with respect to the Collateral, whether established hereby or by the Debentures or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c)       This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

(d)       In the event any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

(e) No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

(g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement, the Purchase Agreement and the Debenture (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, investment advisors or agents, and employees of each of them) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

(i) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

 (j) The Debtor shall indemnify, reimburse and hold harmless the Secured Party and its partners, members, shareholders, officers, directors, investment advisors, agents, and employees of each of them (collectively, “Indemnitees”) from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from this Agreement or the Collateral, except any such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the gross negligence or willful misconduct of the Indemnitee as determined by a final, nonappealable decision of a court of competent jurisdiction. This indemnification provision is in addition to, and not in limitation of, any other indemnification provision in the Securities, the Purchase Agreement or any other agreement, instrument or other document executed or delivered in connection herewith or therewith.

(k) Nothing in this Agreement shall be construed to subject any Secured Party to liability as a partner in the Debtor or any if its direct or indirect subsidiaries that is a partnership or as a member in the Debtor or any of its direct or indirect subsidiaries that is a limited liability company, nor shall Secured Party or any Secured Party be deemed to have assumed any obligations under any partnership agreement or limited liability company agreement, as applicable, of any the Debtor or any if its direct or indirect subsidiaries or otherwise, unless and until any such Secured Party exercises its right to be substituted for the Debtor as a partner or member, as applicable, pursuant hereto.

(1) To the extent that the grant of the security interest in the Collateral and the enforcement of the terms hereof require the consent, approval or action of any partner or member, as applicable, of the Debtor or any direct or indirect subsidiary of the Debtor or compliance with any provisions of any of the Organizational Documents, the Debtor hereby grants such consent and approval and waive any such noncompliance with the terms of said documents.

19.       Effect of Amendment and Restatement.  This Agreement amends and restates each of the September Security Agreement and the January Security Agreement, and shall not be construed to be a substitution or novation of either the September Security Agreement or the January Security Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Security Agreement to be duly executed on the day and year first above written.

“Debtor”
NET TALK.COM, INC.,

By: /s/ Anastasios Kyriakides
Name: Anastasios Kyriakides
Title: CEO and President

[SIGNATURE PAGE OF SECURED PARTY FOLLOWS]

 [SIGNATURE PAGE OF SECURED PARTY TO SECURITY AGREEMENT]

VICIS CAPITAL MASTER FUND,
a sub-trust of Vicis Capital Series Master Trust
By: Vicis Capital LLC

By: /s/ Shad Stastney
Name: Shad Stastney
Title: Member

SCHEDULE A

Nettalk.com, Inc.

1.	Fixed and intangible assets owned by Nettalk.com, Inc. are listed on attached Depreciations schedule, dated February 24, 2010.
2.	Our executive offices and Net Operations Center are located at:
1100 NW 163rd Drive, Suite B 4, No. Miami, FL 33169.
3.	Our accounting records and corporate agreements are maintained at our executive offices.
4.	Liens on our equipment are limited to claims on Debenture agreements signed with Vicis Capital, as follows:

12% Debenture, dated September 10, 2008, in the amount of $1,000,000
12% Debenture, dated September 10, 2008, in the amount of $500,000
12% Debenture, dated January 30, 2009, in the amount of $600,000
12% Debenture, dated February 6, 2009, in the amount of $500,000
12% Debenture, dated July 20, 2009, in the amount of $500,000
12% Debenture, dated September 25, 2009, in the amount of $1,100,000

All above listed debentures are amended per new agreements, dated February 24, 2010.

SCHEDULE B

Nettalk.com, Inc.

1.

Our inventory is located at Moulton Logistic, our fulfillment house, as follows:
Moulton Logistics Management
c/o Karen Bellemare
2440 Clements Ferry Road
Charleston, SC 29492–7735
Telephone: (843) 554-7641 ext 100

2.	Liens on our inventory are limited to claims on Debenture agreements signed with Vicis Capital, as follows:

12% Debenture, dated September 10, 2008, in the amount of $1,000,000
12% Debenture, dated September 10, 2008, in the amount of $500,000
12% Debenture, dated January 30, 2009, in the amount of $600,000
12% Debenture, dated February 6, 2009, in the amount of $500,000
12% Debenture, dated July 20, 2009, in the amount of $500,000
12% Debenture, dated September 25, 2009, in the amount of $1,100,000

All above listed debentures are amended per new agreements, dated February 24, 2010.

SCHEDULE C

Nettalk.com, Inc.

There are not written claims received regarding Nettalk’s right and use of any of its collateral.  There is no adverse decision to Nettalk’s claims of ownership rights in or exclusive rights to use our collateral in any jurisdiction or to Nettalk’s rights to keep and maintain such collateral in full force and effect.

SCHEDULE D

Nettalk.com, Inc.

1.	Intellectual property:

	A	We presently have federal trademarks, as follows:
		“Net Talk”		Serial No.: 77626299
		“Connecting the world”		Serial No.: 78783778
		“Connecting the globe”		Serial No.: 77852806
		“TK6000”		Serial No.: 77821831
		“TK4000”		Serial No.: 77862553
		“Your Phone Company in a Box”		Serial No.: 77787836
		“More talk, no bills”		Serial No.: 77787770
		“Fire your phonecompany”		Serial No.: 77787823

	B	We presently have two pending patents applications,as follows:
		TK6000		Application No. 12/366,851
		TK4000		Application No. 12,561/507

	C	We have registered the followinginternet domain names:
Nettalkasia.com
Nettalkiptv.com
Nettalkla.com
Nettalkmexico.com
Nettalktelecom.com
Nettalkuk.com
Nettalkusa.com
Nettalkwifi.com
Nettalkwimax.com
Nettalkbiz.com
Nettalkbusiness.com
Nettalkcanada.com
Nettalkeurope.com
Nettalkfree.com
Nettalkglobal.com
Nettalkhome.com
Nettalkiptv.com
Nettalkla.com
Nettalkmexico.com
Nettalktelecom.com
Nettalkuk.com
Nettalkusa.com
Nettalkwifi.com
Nettalkwimax.com

	D	We have been granted and or are applying for Competitive Local Exchange Carrier (“CLEC”) Licenses in thirty-five states, as follows:
		Alabama	Georgia	Massachusetts	New Mexico	South Dakota
		Arizona	Idaho	Minnesota	New York	Texas
		Arkansas	Illinois	Montana	North Carolina	Utah
		California	Indiana	Nebraska	North Dakota	Vermont
		Connecticut	Kansas	Nevada	Ohio	Washington DC
		Delaware	Kentucky	New Jersey	Oregon	Washington
		Florida	Maryland	New York	Pennsylvania	Wisconsin

SCHEDULE E

Nettalk.com, Inc.

1.  Nettalk.com, Inc. was organized in the State of Florida.

2.  Nettalk.com, Inc. Federal Tax Identification number is: 20 – 4830633.

3.  Nettalk.com, Inc. State of Florida ax Identification number is: 23-8015074239-0.

4.  Our previous name was Discover Screens, Inc. (name changed on Sept 10, 2008).

SCHEDULE F

Nettalk.com, Inc.                                 Schedule F

1.	Intellectual property:

	A	We presently have federal trademarks, as follows:
		“Net Talk”		Serial No.: 77626299
		“Connecting the world”		Serial No.: 78783778
		“Connecting the globe”		Serial No.: 77852806
		“TK6000”		Serial No.: 77821831
		“TK4000”		Serial No.: 77862553
		“Your Phone Companyin a Box”		Serial No.: 77787836
		“More talk, no bills”		Serial No.: 77787770
		“Fire your phone company”		Serial No.: 77787823

	B	We presently have two pending patents applications, as follows:
		TK6000		Application No. 12/366,851
		TK4000		Application No. 12,561/507

	C	We have registeredthe following internet domain names:
Nettalkasia.com
Nettalkiptv.com
Nettalkla.com
Nettalkmexico.com
Nettalktelecom.com
Nettalkuk.com
Nettalkusa.com
Nettalkwifi.com
Nettalkwimax.com
Nettalkbiz.com
Nettalkbusiness.com
Nettalkcanada.com
Nettalkeurope.com
Nettalkfree.com
Nettalkglobal.com
Nettalkhome.com
Nettalkiptv.com
Nettalkla.com
Nettalkmexico.com
Nettalktelecom.com
Nettalkuk.com
Nettalkusa.com
Nettalkwifi.com
Nettalkwimax.com

	D	We have been granted and or are applying for Competitive Local Exchange Carrier (“CLEC”) Licenses in thirty-five states, as follows:
		Alabama	Georgia	Massachusetts	New Mexico	South Dakota
		Arizona	Idaho	Minnesota	New York	Texas
		Arkansas	Illinois	Montana	North Carolina	Utah
		California	Indiana	Nebraska	North Dakota	Vermont
		Connecticut	Kansas	Nevada	Ohio	Washington DC
		Delaware	Kentucky	New Jersey	Oregon	Washington
		Florida	Maryland	New York	Pennsylvania	Wisconsin

SCHEDULE G

Nettalk.com, Inc.

Fixed and intangible assets owned by Nettalk.com, Inc. are listed on attached Depreciations schedule, dated, February 24, 2010.

As of February 24, 2010, Nettalk.com, Inc. did not own any capital stock, or equity interest.  Furthermore, there were no pledged securities owned.

SCHEDULE H

12% Senior Secured Convertible Debenture due June 30, 2011

12% Senior Secured Convertible Debenture due July 20, 2011

12% Senior Secured Convertible Debenture due September 15, 2011

Shares of 12% Series A Convertible Preferred Stock

Series D Common Stock Purchase Warrants

30